Exhibit 21.1
Subsidiaries of Live Nation Entertainment, Inc.

Domestic	State or Jurisdiction of Incorporation or Organization
AA Music Management, LLC	California
Bamboozle Festival, LLC	Delaware
Beats at Sea, LLC	Florida
BigChampagne, LLC	Delaware
Bill Graham Enterprises, Inc.	California
Boiler Room LLC	Delaware
Boom Management, LLC	Delaware
Career Artist Management LLC	Delaware
Cellar Door Venues, Inc.	Florida
Chastain Ventures JV	Georgia
Cobb's Comedy, Inc.	California
Connecticut Amphitheater Development Corporation	Connecticut
Connecticut Performing Arts Partners	Connecticut
Connecticut Performing Arts, Inc.	Connecticut
Crossroads Presents, LLC	Delaware
Danceologist, Inc.	Delaware
Diamond Theory Media, LLC	Delaware
Diversified Production Services, LLC	Delaware
Do617 LLC	Delaware
Eagles Personal Management Company	California
EDC The Movie, LLC	Delaware
Eight Ball Pricing Solutions, LLC	Delaware
Electric Forest, LLC	Delaware
Evening Star Productions, Inc.	Arizona
Event Merchandising, Inc.	California
Faculty Management, LLC	Delaware
Faculty Productions, LLC	Delaware
Fillmore Theatrical Services	California
FLMG Holdings Corp.	Delaware
Front Line Management Group, Inc.	Delaware
G-Major Management LLC	Delaware
Gellman Management LLC	Delaware
GrouponLive, LLC	Delaware
Hard 8 Artists Management LLC	Delaware
Hard Events LLC	California
Hilltop/Nederlander LLC	Delaware
HOB Boardwalk, Inc.	Delaware
HOB Chicago, Inc.	Delaware
HOB Entertainment, LLC	Virginia
HOB Marina City Partners, L.P.	Delaware
HOB Marina City, Inc.	Delaware
HOB Punch Line S.F. Corp.	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
House of Blues Anaheim Restaurant Corp.	Delaware
House of Blues Cleveland, LLC	Delaware
House of Blues Concerts, Inc.	California
House of Blues Dallas Restaurant Corp.	Delaware
House of Blues Houston Restaurant Corp.	Delaware
House of Blues Las Vegas Restaurant Corp.	Delaware
House of Blues Los Angeles Restaurant Corp.	Delaware
House of Blues Myrtle Beach Restaurant Corp.	Delaware
House of Blues New Orleans Restaurant Corp.	Delaware
House of Blues Orlando Restaurant Corp.	Delaware
House of Blues Restaurant Holding Corp.	Delaware
House of Blues San Diego Restaurant Corp.	Delaware
House of Blues San Diego, LLC	Delaware
IAC Partner Marketing, Inc.	Delaware
IAGB Enterprises LLC	Delaware
ILA Management, Inc.	California
Insomniac Holdings, LLC	Delaware
ISBE Brand Owner, LLC	Delaware
Jeff Battaglia Management LLC	Delaware
Laffitte Management Group LLC	Delaware
Lansdowne Boston Restaurant Corp., Inc.	Delaware
Lansdowne Boston Restaurant, LLC	Delaware
Larry Rudolph Management LLC	Delaware
Live Nation – Haymon Ventures, LLC	Delaware
Live Nation Bogart, LLC	Delaware
Live Nation Chicago, Inc.	Delaware
Live Nation Concerts, Inc.	Delaware
Live Nation Entertainment, Inc.	Delaware
Live Nation LGTours (USA), LLC	Delaware
Live Nation Marketing, Inc.	Delaware
Live Nation Merchandise, Inc.	Delaware
Live Nation Mid-Atlantic, Inc.	Pennsylvania
Live Nation MTours (USA), Inc.	Delaware
Live Nation Paradise, LLC	Delaware
Live Nation Studios, LLC	Delaware
Live Nation Ticketing, LLC	Delaware
Live Nation Touring (USA), Inc.	Delaware
Live Nation UTours (USA), Inc.	Delaware
Live Nation UshTours (USA), LLC	Delaware
Live Nation Ventures, Inc.	Delaware
Live Nation Worldwide, Inc.	Delaware
LN Acquisition Holdco LLC	Delaware
LN-HS Concerts, LLC	Delaware
Marcy Musik LLC	New York
Michigan Licenses, LLC	Delaware
Mick Artists Management LLC	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
Microflex 2001 LLC	Delaware
Morris Artists Management LLC	Delaware
Musictoday, LLC	Virginia
New York Theater, LLC	Delaware
NOC, Inc.	Connecticut
Precedent Investments LLC	Delaware
Production Staffing Group, LLC	Delaware
Roc Nation Apparel Group, LLC	New York
Roc Nation Management, LLC	Delaware
Roc Nation Publishing, LLC	Delaware
Roc Nation Records, LLC	Delaware
Roc Nation Sports, LLC	Delaware
ROC Nation LLC	Delaware
Rock Paper Photo, LLC	Delaware
SFX Financial Advisory Management Enterprises, Inc.	Delaware
Shoreline Amphitheatre, Ltd.	California
SME Entertainment Group LLC	Delaware
Spalding Entertainment, LLC	Tennessee
StarRoc LLC	Delaware
Stratart, LLC	California
Strategic Artist Management LLC	Delaware
The V.I.P. Tour Company	Delaware
Three Six Zero Group, Inc.	California
Ticketmaster Advance Tickets, L.L.C.	Colorado
Ticketmaster China Ventures, L.L.C.	Delaware
Ticketmaster EDCS LLC	Delaware
Ticketmaster L.L.C.	Virginia
Ticketmaster New Ventures Holdings, Inc.	Delaware
Ticketmaster Pacific Acquisitions, Inc.	Delaware
Ticketmaster-Indiana, L.L.C.	Delaware
TicketsNow.com, Inc.	Illinois
Ticketweb, LLC	Delaware
TM Vista Inc.	Virginia
TNA Tour II (USA) Inc.	Delaware
TNOW Entertainment Group, Inc.	Illinois
TOMG, LLC	Delaware
Vector I, Inc.	Tennessee
Vector Management LLC	Delaware
Vector West LLC	Delaware
VIP Nation, Inc.	California
Voodoo Music Experience, LLC	Louisiana
Wiltern Renaissance LLC	Delaware
Worldwide Ticket Systems, Inc.	Washington
6021 Hollywood Operating Company, LLC	Delaware

International	State or Jurisdiction of Incorporation or Organization
Live Nation Australia Pty Ltd	Australia
Live Nation Holdings Australasia Pty Ltd	Australia
LN Oldco Pty Ltd	Australia
Mixitup Australia Pty Ltd	Australia
T Shirt Printers Pty Limited	Australia
Ticketmaster Australasia Pty Ltd	Australia
TSP Merchandising Pty Ltd	Australia
Antwerps Sportspaleis NV	Belgium
Live Nation Belgium Holdings bvba	Belgium
Live Nation bvba	Belgium
Live Nation Festivals NV	Belgium
Ticketnet Belgium SA	Belgium
Live Nation Canada, Inc.	Canada
Live Nation Ontario Concerts GP, Inc.	Canada
Live Nation Ontario Concerts, L.P.	Canada
Live Nation Touring (Canada), Inc.	Canada
Reseau Admission ULC	Canada
Ticketmaster Canada LP	Canada
Ticketmaster Canada ULC	Canada
Ticketmaster Canada Holdings ULC	Canada
Ticketmaster Cayman Finance Company Ltd.	Cayman Islands
Ticketmaster New Ventures Ltd.	Cayman Islands
Ticketmaster Middle East Limited	Cayman Islands
Beijing Gehua Live Nation Entertainment and Sports Company Ltd	China
Ticketmaster Ticketing (Beijing) Ventures Co., Ltd.	China
Live Nation Czech Republic Sro	Czech Republic
BILLETnet A/S	Denmark
Danish Venue Enterprise A/S	Denmark
Live Nation Denmark Aps	Denmark
Live Nation Denmark Management Holding Aps	Denmark
Academy Music Fund Limited	England & Wales
Academy Music Group Limited	England & Wales
Academy Music Holdings Ltd	England & Wales
Adventure Sport Events Limited	England & Wales
ANDpress Limited	England & Wales
Angel Festivals Limited	England & Wales
Apollo Leisure Group Limited	England & Wales
Big Chill Republic Limited	England & Wales
C I (Events) Limited	England & Wales
Cardiff International Arena Limited	England & Wales
CLS Concerts Limited	England & Wales
Confirm/Ignore Ltd	England & Wales
Cream Communications Limited	England & Wales
Cream Events Limited	England & Wales
Cream Holdings Limited	England & Wales
Cream Ibiza Limited	England & Wales

International	State or Jurisdiction of Incorporation or Organization
Cream Liverpool Limited	England & Wales
Cream Media Limited	England & Wales
Cream Music Limited	England & Wales
De-lux Merchandise Company Limited	England & Wales
Electricland Limited	England & Wales
Fanbase.co.uk Limited	England & Wales
FC 1031 Limited	England & Wales
Festival Republic Limited	England & Wales
Festival Republic.com Limited	England & Wales
Finlaw 279 Limited	England & Wales
FLAM2 Limited	England & Wales
Front Line Artist Management Limited	England & Wales
Full Circle Live Limited	England & Wales
Gafrus Limited	England & Wales
GetMeIn! Ltd	England & Wales
Gricind Limited	England & Wales
International Talent Booking Limited	England & Wales
Live Connection Music Limited	England & Wales
Live Nation Events Limited	England & Wales
Live Nation (Music) UK Limited	England & Wales
Live Nation (Theatrical) UK Limited	England & Wales
Live Nation Limited	England & Wales
Live Nation Merchandise Limited	England & Wales
LN-Gaiety Holdings Limited	England & Wales
Maztec Limited	England & Wales
Maztecrose Holdings Limited	England & Wales
Mean Fiddler Festivals Limited	England & Wales
Midland Concert Promotions Group Limited	England & Wales
Outdoor Entertainment Limited	England & Wales
Plan B Management Limited	England & Wales
Quest Management (UK) Limited	England & Wales
Quietus Management Limited	England & Wales
Rangepost Limited	England & Wales
Reading Festival Limited	England & Wales
Roc Nation UK limited	England & Wales
Roctronix Limited	England & Wales
Roseclaim Limited	England & Wales
Sharpfleur Limited	England & Wales
Showsec International Limited	England & Wales
Sidezone Limited	England & Wales
Sotto Voce Limited	England & Wales
Sotto Voce Music Publishing Limited	England & Wales
Sylo Management Limited	England & Wales
The Security Company (UK) Holdings Limited	England & Wales
the17 Limited	England & Wales
Three Six Zero Grp Limited	England & Wales

International	State or Jurisdiction of Incorporation or Organization
Three Six Zero Music Publishing Limited	England & Wales
Ticket Web (UK) Limited	England & Wales
Ticketflask Limited	England & Wales
Ticketmaster Europe Holdco Limited	England & Wales
Ticketmaster Systems Limited	England & Wales
Ticketmaster UK Limited	England & Wales
TM Number One Limited	England & Wales
Trapstar Collective Limited	England & Wales
Trapstar International Limited	England & Wales
TSZ Music Publishing Limited	England & Wales
Windfield Promotions Limited	England & Wales
Live Nation Baltics OU	Estonia
Live Nation Estonia OU	Estonia
Events Club Oy	Finland
Lippupalvelu Oy	Finland
Live Nation Finland Oy	Finland
Live Nation Russia & Baltics Oy	Finland
LCB Productions	France
Live Nation France	France
Live Nation France Festivals	France
Live Nation SAS	France
LNE France Holdings SAS	France
Société d’Exploitation du PALAIS NIKAÏA	France
Ticketnet	France
Vp-Ticket SAS	France
Berlin Festival Gmbh & Co. KG	Germany
BF Berlin Festival Verwaltungs-Gmbh	Germany
Live Nation Germany Holdings GmbH	Germany
Ticketmaster Deutschland Holding GmbH	Germany
Ticketmaster GmbH	Germany
Live Nation (HK) Limited	Hong Kong
Live Nation Lushington (Hong Kong) Limited	Hong Kong
Live Nation Marketing Partnerships Asia Limited	Hong Kong
Ticketmaster Entertainment China Holding Co. Limited	Hong Kong
Live Nation Central & Eastern Europe Kft	Hungary
Amphitheatre Ireland Limited	Ireland
EP Festivals Limited	Ireland
EP Republic Limited	Ireland
Festival Republic Dublin Limited	Ireland
Live Nation Ireland Holdings Limited	Ireland
Live Nation Ireland Limited	Ireland
Point Presentations Limited	Ireland
Principle Management Limited	Ireland
The Ticket Shop	Ireland
Ticketline	Ireland
Ticket Shop Holdings (IOM)	Isle of Man

International	State or Jurisdiction of Incorporation or Organization
Ticket Shop One (IOM) Limited	Isle of Man
Ticket Shop Two (IOM) Limited	Isle of Man
Consozio get live in liquidazione	Italy
Get Live 2 Srl	Italy
Live Nation 2 Srl	Italy
Live Nation Italia Srl	Italy
Parcolimpico Srl	Italy
Live Nation Japan GK	Japan
UAB Live Nation Lietuva	Lithuania
Ticketmaster Luxembourg Holdco 1 S.a.r.l.	Luxembourg
Ticketmaster Luxembourg Holdco 2 S.a.r.l.	Luxembourg
Ticketmaster Luxembourg Holdco 3 S.a.r.l.	Luxembourg
Ticketmaster Luxembourg Holdco 4 S.a.r.l.	Luxembourg
Ticketmaster Luxembourg Holdco 5 S.a.r.l.	Luxembourg
Alta Vista Films	Mexico
SEVAB	Mexico
Venta de Boletos por Computadora S.A. de C.V.	Mexico
Amsterdam Music Dome Exploitatie BV	Netherlands
Black Box Arnhem BV	Netherlands
Brand New Live BV	Netherlands
B.V. Exploitatiemaatschappij GelreDome	Netherlands
Crowd Care BV	Netherlands
Festivals Limburg BV	Netherlands
Fifty Fifty Antwerpen BV	Netherlands
GelreDome Horeca 2 B.V.	Netherlands
GelreDome Horeca B.V.	Netherlands
GelreDome N.V.	Netherlands
Holland Event Marketing BV	Netherlands
Live Nation Europe Holdings BV	Netherlands
Live Nation International Holdings B.V.	Netherlands
Live Nation Netherlands Holdings B.V.	Netherlands
Live Nation Venues (Netherlands) BV	Netherlands
LYV B.V.	Netherlands
Mojo Concerts BV	Netherlands
Mojo Works BV	Netherlands
MVA Partnership CV	Netherlands
Security Company Security BV	Netherlands
Straight International Security BV	Netherlands
The Event Support Company BV	Netherlands
The Security Company Utrecht Holland Holding BV	Netherlands
Ticket Service Nederland BV	Netherlands
Live Nation NZ Limited	New Zealand
Ticketmaster NZ Limited	New Zealand
Ticket Shop (NI) Limited	Northern Ireland
Billettservice AS	Norway
Event og Media AS	Norway

International	State or Jurisdiction of Incorporation or Organization
Hove Republic AS	Norway
Live Nation Norway AS	Norway
TimeOut Agency & Concerts AS	Norway
Concert Supplies Sp. z o.o.	Poland
Live Nation Sp. z.o.o.	Poland
Music Marketing Sp. z.o.o.	Poland
Ticketmaster Poland Sp. z o.o.	Poland
Live Nation Muzika LLC	Russia
ABC3 Limited	Scotland
Autauric Limited	Scotland
Bar None Management Limited	Scotland
D.F. Concerts Limited	Scotland
King Tut's Recordings Limited	Scotland
Santa's Kingdom (Scotland) Limited	Scotland
Tecjet Limited	Scotland
Live Nation (Singapore) Pte Ltd	Singapore
Live Nation Lushington (Singapore) Pte. Ltd	Singapore
Live Nation Korea Corporation	South Korea
Compania Editora de Talentos Internacionales SA	Spain
Fringul Inversiones SLU	Spain
Impulsa Eventos e Instalaciones, S.A.	Spain
Live Nation Espana SAU	Spain
Madrid Deportes y Espectaculos SA	Spain
Mean Fiddler Spain SL	Spain
Mediterranea Concerts SL	Spain
Rock in Rio Madrid SA	Spain
Ticketmaster Iberica SLU	Spain
Ticketmaster Spain SAU	Spain
Artist och underhallningsservice i Sverige AB	Sweden
Live Nation Holding Nordic AB	Sweden
Live Nation Nordic AB	Sweden
Live Nation Sweden AB	Sweden
Lugerinc AB	Sweden
Ticketmaster New Ventures Finance HB	Sweden
Ticketmaster New Ventures Holdings II AB	Sweden
Ticnet AB	Sweden
Biletix Bilet Dagitim Basim ve Ticaret AS	Turkey
Biletix Sigorta Acenteligi AS	Turkey
Live Nation Middle East FZ-LLC	United Arab Emirates
Ticketmaster Middle East FZ-LLC	United Arab Emirates